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                                                                    Exhibit 99.1


         TUCOWS IMPROVES PRODUCTIVITY AND REDUCES COSTS FROM THE SALE OF
                              NON-STRATEGIC ASSETS
        --TUCOWS INC. ANNOUNCES SALE OF ELIBRARY AND ENCYCLOPEDIA.COM
                             TO ALACRITUDE, LLC --


TORONTO, CANADA, AUGUST 16, 2002 -- TUCOWS INC. (OTCBB: TCOW), a leading provider of Internet services to Internet service providers (ISPs) and web hosting companies worldwide, today announced the sale of its search and reference services eLibrary and Encyclopedia.com to Chicago-based Alacritude, LLC, a company investing in activities at the intersection of technology and media. eLibrary, a comprehensive, subscription-based online information resource, and Encyclopedia.com, a basic online research tool, were properties that Tucows acquired as a result of its merger with Infonautics, Inc., in August 2001.

Under the terms of the sale, Alacritude, LLC has acquired all of the assets and has assumed certain liabilities associated with the eLibrary and Encyclopedia.com services. The proceeds of the sale are approximately $1.5 million. Alacritude, which is owned by a Chicago-based group of investors, will maintain the current operations of the online services in the former Infonautics office in King of Prussia, Pennsylvania, and will retain all of Tucows' staff currently employed in King of Prussia.

"These businesses were not core to our ongoing strategy, thus the sale will allow us to devote all of our resources to our Internet services business where we believe our major opportunities lie," said Graham Morris, chief operating officer, Tucows Inc. "The impact on our financial position and results of operations is expected to be immaterial."

"Tucows' success is based upon understanding the unique needs of Internet service providers and web hosting companies, who make up one of the most important distribution channels in the Internet economy," said Elliot Noss, president and chief executive officer, Tucows Inc. "This is another step towards narrowing our focus and taking full advantage of the significant opportunity in providing Internet services like domain registration through our customers."

"Acquiring eLibrary and Encyclopedia.com is an important strategic step for Alacritude," said Patrick Spain, chairman and chief executive officer, Alacritude, LLC. "Our primary interest in these properties is to acquire a platform on which to develop and deliver to individuals the next generation of technology-based online research tools."

ABOUT TUCOWS

Tucows Inc. is a leading provider of Internet services to ISPs and web hosting companies worldwide. An ICANN-accredited registrar, Tucows provides outsourced domain name registrations for generic and country code top-level domains (TLDs), plus web certificates. Tucows also distributes software and other digital content through its integrated network of resellers and offers more than 30,000 software titles in libraries located around the world. For more information, please visit: HTTP://WWW.TUCOWS.COM.


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THIS NEWS RELEASE CONTAINS, IN ADDITION TO HISTORICAL INFORMATION,
FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING, FOR EXAMPLE, THE IMPACT OF THE SALE OF ELIBRARY AND ENCYCLOPEDIA.COM TO ALACRITUDE, LLC, ON TUCOWS' FINANCIAL RESULTS. SUCH STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF UNCERTAINTIES AND RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. MORE INFORMATION ABOUT POTENTIAL FACTORS THAT COULD AFFECT TUCOWS IS INCLUDED IN THE RISK FACTORS SECTIONS OF TUCOWS' FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DOCUMENT ARE BASED ON INFORMATION AVAILABLE TO TUCOWS AS OF THE DATE OF THIS DOCUMENT, AND TUCOWS ASSUMES NO OBLIGATION TO UPDATE SUCH FORWARD-LOOKING STATEMENTS.

TUCOWS IS A REGISTERED TRADEMARK OF TUCOWS INC. OR ITS SUBSIDIARIES. ALL OTHER TRADEMARKS AND SERVICE MARKS ARE THE PROPERTIES OF THEIR RESPECTIVE OWNERS.

CONTACT:
Joanna Becket
Investor Relations
Tucows Inc.
416-538-5442
IR@TUCOWS.COM